Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth J. Tarpey, certify that:

(1) I have reviewed this Annual Report on Form 10-K/A of comScore, Inc.; and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/  Kenneth J. Tarpey
Kenneth J. Tarpey
Chief Financial Officer

May 2, 2011